January 31, 2018, as most recently updated May 3, 2018

SUMMARY PROSPECTUS

SIMT Multi-Asset Income Fund (SLIYX)

Class Y

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's Statement of Additional Information, online at seic.com/fundprospectuses. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's prospectus and Statement of Additional Information, dated January 31, 2018, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks total return with an emphasis on current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.36%
Total Annual Fund Operating Expenses	0.96%

seic.com

SEI / SUMMARY PROSPECTUS

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Asset Income Fund — Class Y Shares	$98	$306	$531	$1,178

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will seek to generate total return with an emphasis on income by selecting investments from among a broad range of asset classes based upon SEI Investments Management Corporation's (SIMC) or the sub-adviser's (each, a Sub-Adviser and collectively, the Sub-Advisers) expectations for income and, to a lesser extent, capital appreciation. The asset classes used and the Fund's allocations among asset classes will be determined based on SIMC's or the Sub-Adviser's views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may obtain its exposures to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts, of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets) and corporate- or government-issued. The Fund may invest in a wide range of fixed income investments, including asset-backed securities, mortgage-backed securities, collateralized debt and collateralized loan obligations (CDOs and CLOs, respectively), corporate and municipal bonds and debentures, structured notes, construction loans, commercial paper, exchange traded notes (ETNs), money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, obligations of foreign governments and obligations of supranational entities issued or guaranteed by certain banks. The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

The Fund may invest up to 25% of its assets in master limited partnership units (MLPs) and may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, subject to the limitations of the Investment Company Act of 1940, as amended (1940 Act). Such investment may include open-end funds, money market funds, closed-end funds and exchange-traded funds (ETFs) (including leveraged and inverse ETFs). The Fund may also invest in real estate investment trusts (REITs) and securities issued by U.S. and non-U.S. real estate companies.

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Futures contracts and forward contracts may be

SEI / SUMMARY PROSPECTUS

used to synthetically obtain exposure to securities or baskets of securities. The Fund may use total return swaps to efficiently obtain exposure to segments of the equity or fixed income markets when other means of obtaining exposure, such as through an ETF, are suboptimal. Interest rate swaps may be used to manage the Fund's yield spread sensitivity. The Fund may write (sell) covered call options or put options on a security or a basket of securities. The purchaser of the covered call will pay the Fund a premium for undertaking the obligations under the option contract. The written option may also provide a partial hedge to another position of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Advisers may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

Principal Risks

The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Advisers and allocation of assets to such Sub-Advisers. The Sub-Advisers may be incorrect in assessing market trends or the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Sub-Advisers and any underlying funds in which it invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve those investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an underlying fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each underlying fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The portfolio may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield

SEI / SUMMARY PROSPECTUS

debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Leveraged Inverse ETFs

SEI / SUMMARY PROSPECTUS

seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Leveraged Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged and Leveraged Inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose the Fund to significant losses.

Exchange-Traded Notes (ETNs) Risks — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — The possibility that the Fund's yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its share price being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of

SEI / SUMMARY PROSPECTUS

securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Master Limited Partnership (MLP) Risk — Investments in units of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be a reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Internal Revenue Code of 1986, as amended, provides that the Fund is permitted to invest up to 25% of its assets in one or more qualified publicly traded partnerships (QPTPs), which will include certain MLPs, and treat the income allocated by such QPTPs as qualifying income for purposes of the regulated investment company annual qualifying income requirements described in "Taxes" below.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities generally respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and to make interest payments on securities owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund's securities.

SEI / SUMMARY PROSPECTUS

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although the Fund's repurchase agreement transactions will be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting only a margin that may amount to less than notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SEI / SUMMARY PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past five calendar years and by showing how the Fund's average annual returns for 1 and 5 years, and since the Fund's inception compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 4.07% (09/30/16) Worst Quarter: -0.96% (12/31/15)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 45/40/15 Blended Benchmark, which consists of the Bloomberg Barclays U.S. Aggregate Bond Index (45%), the BofA Merrill Lynch U.S. High Yield Constrained Index (40%) and the Standard & Poor's 500 Composite Stock Price Index (15%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Multi-Asset Income Fund*	1 Year	5 Years	Since Inception (4/9/2012)
Return Before Taxes	6.87%	5.74%	6.75%
Return After Taxes on Distributions	4.91%	3.46%	4.49%
Return After Taxes on Distributions and Sale of Fund Shares	3.93%	3.36%	4.21%
Bloomberg Barclays U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	2.34%†
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	7.72%	5.63%	5.91%†

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† Index returns are shown from April 30, 2012.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Steven Treftz, CFA	Since 2012	Portfolio Manager

SEI / SUMMARY PROSPECTUS

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Goldman Sachs Asset Management, L.P.	Michael Swell Ronald Arons, CFA Paul Seary, CFA	Since 2016 Since 2016 Since 2016	Senior Portfolio Manager, Managing Director Senior Portfolio Manager, Managing Director Portfolio Manager, Vice President
Guggenheim Partners Investment Management, LLC	Scott Minerd Anne Walsh, CFA James W. Michal Steven H. Brown	Since 2012 Since 2012 Since 2014 Since 2014	Global Chief Investment Officer Assistant Chief Investment Officer — Fixed Income and Senior Managing Director Senior Managing Director and Portfolio Manager Managing Director and Portfolio Manager
SSGA Funds Management, Inc.	Karl Schneider, CAIA Michael Feehily, CFA Emiliano Rabinovich, CFA	Since 2014 Since 2016 Since 2016	Managing Director and Deputy Head of the
Global Equity Beta Solutions Group in
the Americas
Senior Managing Director and the Head
of the Global Equity Beta Solutions Group
in the Americas
Vice President and Senior Portfolio Manager
in the Global Equity Beta Solutions Group
Western Asset Management Company	S. Kenneth Leech Michael C. Buchanan, CFA Mark S. Lindbloom	Since 2018 Since 2018 Since 2018	Chief Investment Officer, Portfolio Manager Deputy Chief Investment Officer, Portfolio Manager Portfolio Manager
Western Asset Management Company Limited	S. Kenneth Leech Annabel Rudebeck	Since 2018 Since 2018	Chief Investment Officer, Portfolio Manager Head of Non-US Credit, Portfolio Manager

Purchase and Sale of Fund Shares

The minimum initial investment for Class Y Shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. Notwithstanding the foregoing, a higher minimum investment amount may be required for certain types of investors to be eligible to invest in Class Y shares. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund's transfer agent (the Transfer Agent) or the Fund's authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Fund generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.